Capital Stock	12 Months Ended
Dec. 31, 2021
Share-Based Payment Arrangement [Abstract]
CAPITAL STOCK

NOTE 15 – CAPITAL STOCK

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock. All shares have equal voting rights and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

During the year ended December 31, 2021 the Company had no transactions relating to common stock. During the year ended December 31, 2020, the Company sold 200,000 shares of common stock for cash at a price of $1 per share.

Preferred Stock

The Company's Articles of Incorporation authorized 10,000,000 shares of $0.001 par value Preferred Stock available for issuance with such rights and preferences, including liquidation, dividend, conversion, and voting rights, as the Board of Directors may determine.